Exhibit 10.27(d)

EXECUTION VERSION

Dated 16 December 2016

AMENDMENT AGREEMENT NO. 3 TO STEP-IN AGREEMENT AND THE ASSIGNED

PURCHASE AGREEMENTS

BETWEEN

VERTICAL HORIZONS, LTD.

as Buyer

- and -

BANK OF UTAH

as Security Trustee

- and -

AIRBUS S.A.S.

as Airbus

relating to the PDP financing

of nineteen (19) A321ceo, two (2) A320ceo and forty-nine (49) A320neo aircraft

THIS AMENDMENT AGREEMENT NO. 3 TO STEP-IN AGREEMENT AND THE ASSIGNED PURCHASE AGREEMENTS (the “Agreement”) is made on 16 December 2016

BETWEEN

(1)	VERTICAL HORIZONS, LTD., a company incorporated pursuant to the laws of the Cayman Islands whose registered address and principal place of business is at the offices of Intertrust SPV (Cayman) Limited, 190 Elgin Avenue, George Town, Grand Cayman, KY1 9005, Cayman Islands (the “Buyer”);

(2)	BANK OF UTAH, not in its individual capacity but solely as security trustee for the Facility Agent and the Lenders (the “Security Trustee”); and

(3)	AIRBUS S.A.S., registered in France and having its registered office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, France (“Airbus”),

(each a “Party”, and together, the “Parties”).

RECITALS

(A)	In connection with the pre-delivery payment financing of nineteen (19) A321ceo and, two (2) A320ceo and fifteen (15) Airbus A320neo aircraft the Buyer, the Security Trustee and Airbus entered into that certain step-in agreement dated 23 December 2014, as amended by that certain letter agreement to the step-in agreement and the assigned A321 purchase agreement dated 18 May 2015 and as further amended by that certain amendment agreement to the step-in agreement and assigned purchase agreements dated 11 August 2015 (collectively, the “Step-In Agreement”).

(B)	The Parties now wish to amend the Step-In Agreement (and the Assigned A321 Purchase Agreement and the Replacement A321 Purchase Agreement) in accordance with the terms and conditions of this Agreement.

IT IS AGREED AS FOLLOWS:

1	INTERPRETATION

1.1	In this Agreement (including the recitals), unless the context otherwise requires or unless otherwise defined or provided for in this Agreement, capitalised words and expressions shall have the respective meanings ascribed to them in the Step-In Agreement.

1.2	The provisions of clause 1.2 of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

1.3	Each Party hereby agrees that each document executed by it and any document appended to any such document is amended in accordance with this Agreement and that all of those documents shall be construed accordingly.

1

2	CONDITIONS PRECEDENT

It is a condition to the amendment of the Step-In Agreement in accordance with the terms and conditions of this Agreement that Airbus shall have received from both Frontier Holdings and Frontier the duly executed Guarantors’ confirmation.

3	AMENDMENTS TO DOCUMENTS

3.1	On and from the date of the satisfaction of the conditions precedent pursuant to Clause 2 (Conditions Precedent) above (“Effective Date”), the reference to “fifteen (15) Airbus and replaced with “forty-nine (49) Airbus A320neo Aircraft”.

3.2	On and from the Effective Date, in clause 1 (Interpretation) of the Step-In Agreement, the following definitions shall be amended and restated or incorporated into the Step-In Agreement (as the case may be) as follows:

“A320 Airframes” means, as the context requires, all or any of the forty-nine (49) Airbus A320neo aircraft which are the subject of this Agreement and bearing CAC-IDs *****, together with all Parts incorporated in, installed on or attached to such airframes on the respective Delivery Dates of such airframes.

“Amendment No. 3” means that certain amendment agreement to assignment and assumption agreement dated 16 December 2016 and entered into between the Buyer, Airbus and Frontier.

“Amendment No. 3 to Step-In Agreement” means that certain amendment agreement to step- in agreement and the assigned purchase agreements dated 16 December 2016 and entered into between the Buyer, Airbus and the Security Trustee.

“Assignment and Assumption Agreement” means the assignment and assumption agreement in respect of the A320 Purchase Agreement (to the extent relating to the A320 Aircraft) and the A321 Purchase Agreement (to the extent relating to the A320ceo Aircraft or the A321 Aircraft) dated on or about 23 December 2014 and entered into between Airbus, Frontier and the Buyer as amended by Amendment No. 1 and Amendment No. 2 and as further amended by Amendment No. 3.

“PDP Loan Margin” means *****.

“Relevant Documents” means this Agreement, the Step-In Agreement, the Assignment and Assumption Agreement, each Assigned Purchase Agreement, the Re-Assignment and Assumption Agreement, each Re-Assigned Purchase Agreement, each Guarantee and the Security Assignment (and, individually, each a Relevant Document).

“Security Assignment” means the second amended and restated mortgage and security agreement relating to the Assigned Purchase Agreements dated on or about 16 December 2016 and entered into between the Buyer, the Facility Agent and the Security Trustee.”

3.3	On and from the Effective Date, clause 6.2(b) of the Step-In Agreement shall be amended and restated as follows:

“(b)	Airbus has received from the Buyer the amounts specified in column 5 of (in the case of the A320ceo Aircraft) Part A, (in the case of the A320 Aircraft) Part B or (in the

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

case of the A321 Aircraft) Part C of Schedule 1 to this Agreement on account of the Pre-Delivery Payments in respect of the Relevant Aircraft and all of the information contained in Schedule 1 is accurate as of 16 December 2016.”

3.4	On and from the Effective Date, schedule 1 (Pre-Delivery Payments, Scheduled Delivery Months) of the Step-In Agreement shall be amended and restated as set forth in Schedule 1 hereto.

3.5	On and from the Effective Date, the references to “fifteen (15) Airbus A320neo aircraft “ in schedule 2 (Form of Letter of Release) and in schedule 3 (Form of Step-In Notice) of the Step-In Agreement shall be deleted in their entirety and replaced with “forty-nine (49) Airbus A320neo aircraft”.

3.6	On and from the Effective Date, in clause 0.1 in part A of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and in clause 0.1 of the Assigned A320 Purchase Agreement, the following definition shall be amended and restated as follows:

“Step-In Agreement” means the step-in agreement dated 23 December 2014, made between the Buyer, the Security Trustee and the Seller in respect of the Aircraft, as amended by that certain letter agreement to the step-in agreement and the assigned A321 purchase agreement dated 18 May 2015 and by that certain amendment agreement to step-in agreement and the assigned purchase agreements dated 11 August 2015 as further amended by that certain amendment agreement to step-in agreement and the assigned purchase agreements dated 16 December 2016.”

3.7	On and from the Effective Date, clause 1 (Sale and Purchase) in part A of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and in clause 1 of the Assigned A320 Purchase Agreement, shall be amended and restated as follows:

“The Seller shall sell and deliver and the Buyer shall buy and take delivery of forty-nine (49) A320 Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.”

3.8	On and from the Effective Date, the table in clause 9.1.1 in part A of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and in clause 9.1.1 of the Assigned A320 Purchase Agreement, shall be amended and restated as follows:

Aircraft Rank	CAC ID Reference		Scheduled Delivery
			Month/Quarter	Year
1	*****	*****	*****	*****
2	*****	*****	*****	*****
3	*****	*****	*****	*****
4	*****	*****	*****	*****
5	*****	*****	*****	*****
6	*****	*****	*****	*****
7	*****	*****	*****	*****
8	*****	*****	*****	*****
9	*****	*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Aircraft Rank	CAC ID Reference		Scheduled Delivery
			Month/Quarter	Year
10	*****	*****	*****	*****
11	*****	*****	*****	*****
12	*****	*****	*****	*****
13	*****	*****	*****	*****
14	*****	*****	*****	*****
15	*****	*****	*****	*****
16	*****	*****	*****	*****
17	*****	*****	*****	*****
18	*****	*****	*****	*****
19	*****	*****	*****	*****
20	*****	*****	*****	*****
21	*****	*****	*****	*****
22	*****	*****	*****	*****
23	*****	*****	*****	*****
24	*****	*****	*****	*****
25	*****	*****	*****	*****
26	*****	*****	*****	*****
27	*****	*****	*****	*****
28	*****	*****	*****	*****
29	*****	*****	*****	*****
30	*****	*****	*****	*****
31	*****	*****	*****	*****
32	*****	*****	*****	*****
33	*****	*****	*****	*****
34	*****	*****	*****	*****
35	*****	*****	*****	*****
36	*****	*****	*****	*****
37	*****	*****	*****	*****
38	*****	*****	*****	*****
39	*****	*****	*****	*****
40	*****	*****	*****	*****
41	*****	*****	*****	*****
42	*****	*****	*****	*****
43	*****	*****	*****	*****
44	*****	*****	*****	*****
45	*****	*****	*****	*****
46	*****	*****	*****	*****
47	*****	*****	*****	*****
48	*****	*****	*****	*****
49	*****	*****	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

3.9	On and from the Effective Date, the table in exhibit D in part A of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and in Exhibit D of the Assigned A320 Purchase Agreement, shall be amended and restated as per Schedule 2 attached hereto.

3.10	On and from the Effective Date, in clause 0.1 in part B of schedule 4 (Form of Replacement Purchase Agreement) of the Step-In Agreement and in clause 0.1 of the Assigned A321 Purchase Agreement, the following definitions shall be amended and restated or incorporated into the form of replacement purchase agreement as follows:

“Step-In Agreement” means the step-in agreement dated 23 December 2014, made between the Buyer, the Security Trustee and the Seller in respect of the Aircraft, as amended by that certain letter agreement to the step-in agreement and the assigned A321 purchase agreement dated 18 May 2015 and by that certain amendment agreement to step-in agreement and the assigned purchase agreements dated 11 August 2015 as further amended by that certain amendment agreement to step-in agreement and the assigned purchase agreements dated 16 December 2016.”

3.11	On and from the Effective Date, in appendix A (PDP Loan Agreement Extracts) of the Step-In Agreement, the following definitions shall be amended and restated or incorporated into the Step-In Agreement (as the case may be) as follows:

“Amendment No. 3” means that certain amendment agreement to assignment and assumption agreement dated 16 December 2016 and entered into between the Buyer, Airbus and Frontier.

“Credit Agreement” means that certain Second Amended and Restated Credit Agreement dated as of 16 December 2016, between the Borrower, the Lenders, the Facility Agent and the Security Trustee, as amended and supplemented from time to time.

“Guarantee” means each Second Amended and Restated Guarantee dated as of 16 December 2016 and entered into by a Guarantor in favor of the Security Trustee on account of the obligations of the Borrower.

“Mortgage” means the Second Amended and Restated Mortgage and Security Agreement dated as of 16 December 2016, between the Borrower, the Facility Agent and the Security Trustee.

“Share Charge” means the Share Charge dated the Original Signing Date, among the Parent and the Security Trustee, as confirmed by a deed of confirmation dated 16 December 2016.

“Step-In Agreement” means the Step-In Agreement dated 23 December 2014, among the Borrower, as assignor, the Security Trustee, as assignee, and Airbus in the form specified in

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Exhibit C to the Credit Agreement, as amended by Amendment No. 1 and Amendment No. 2 as further amended by Amendment No. 3.

“Termination Date” means December 31, 2019, as may be extended from time to time pursuant to, and in accordance with, the Credit Agreement.

3.12	On and from the Effective Date, in clause 0.1 of the Assigned A320 Purchase Agreement, the following definition shall be amended and restated as follows:

“Assignment and Assumption Agreement” means the assignment and assumption agreement dated 23 December 2014 made between Frontier, the Buyer and the Seller in relation to the Frontier A320 PA and the Aircraft, as amended by that certain letter agreement to the step-in agreement and the assigned A321 purchase agreement dated 18 May 2015 and by that certain amendment agreement to assignment and assumption agreement dated 11 August 2015 as further amended by that certain amendment agreement to assignment and assumption agreement dated 16 December 2016.”

3.13	On and from the Effective Date, in clause 0.1 of the Assigned A321 Purchase Agreement, the following definition shall be amended and restated as follows:

“Assignment and Assumption Agreement” means the assignment and assumption agreement dated 23 December 2014 made between Frontier, the Buyer and the Seller in relation to the Frontier A321 PA and the Aircraft, as amended by that certain letter agreement to the step-in agreement and the assigned A321 purchase agreement dated 18 May 2015 and by that certain amendment agreement to assignment and assumption agreement dated 11 August 2015 as further amended by that certain amendment agreement to assignment and assumption agreement dated 16 December 2016.”

4	MISCELLANEOUS

4.1	Each party repeats its representations and warranties under the Step-In Agreement on the date hereof.

4.2	The provisions of clause 13 (Notices) to (and including) clause 21 (Cape Town Convention) of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

4.3	The Step-In Agreement shall be deemed to be supplemented and amended by this Agreement to the extent herein provided with all other provisions thereof remaining unchanged, and as so supplemented and amended shall continue in full force and effect.

4.4	In the event of any inconsistency between the terms and conditions of the Step-In Agreement and the present Agreement, the latter shall prevail to the extent of such inconsistency, whereas the part not concerned by such inconsistency shall remain in full force.

5	GOVERNING LAW AND JURISDICTION

5.1	This Agreement is governed by English law.

5.2	The provisions of clause 22 (Governing Law and Jurisdiction) and the provisions of clause 23 (Service of Process) of the Step-In Agreement shall apply to this Agreement as if set out herein in full, mutatis mutandis.

IN WITNESS whereof each of the Parties has executed this Agreement as a deed the day and year first before written.

The Buyer

Executed as a Deed by	)
Vertical Horizons, Ltd.	)
)
and signed by Grant Cellier	)	/s/ Grant Cellier
)
being a person/persons who in accordance with the	)
laws of the Cayman Islands is/are acting under the	)
authority of the company	)

in the presence of:	/s/ Denise Reid-Sevilla

Name:	Denise Reid-Sevilla
Client Relationship Officer

Address:	Intertrust SPV (Cayman) Limited
190 Elgin Avenue, George Town
Grand Cayman KY1-9005

[Amendment Agreement to Step-In Agreement and the Assigned Purchase Agreements Signature Page (Citi/Frontier Airlines)]

Security Trustee

Executed as a Deed by	)
Bank of Utah not in its individual capacity but	)
solely as Security Trustee	)
)
and signed by John Thomas	)	/s/ John Thomas
	)	Vice President
being a person/persons who in accordance with the	)
laws of State of Utah is/are acting under the	)
authority of the company	)

in the presence of:	/s/ C. Gardiner

Name:	Caise Gardiner

Address:	200 E. South Temple, Suite 210
Salt Lake City, UT 84111

[Amendment Agreement to Step-In Agreement and the Assigned Purchase Agreements Signature Page (Citi/Frontier Airlines)]

Airbus	)
)
Executed as a Deed by	)
Airbus S.A.S.	)
	)	/s/ Christophe Mourey
and signed by Christophe Mourey	)

its

being a person/persons who in accordance with the laws of France is/are acting under the authority of the company in the presence of:

Name: [Authorized Signatory]

Address: [Address]

[Amendment Agreement to Step-In Agreement and the Assigned Purchase Agreements Signature Page (Citi/Frontier Airlines)]

Schedule 1Pre-Delivery Payments, Scheduled Delivery Months

Part A – A320 ceo Aircraft

1	2	3	4	5	6
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****

*****	*****	*****	*****	*****	*****
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****

Part B – A320 neo Aircraft

1	2	3	4	5	6
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****
*****	*****			*****
*****	*****			*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****
*****	*****	*****	*****	*****

*****

Part C – A321 Aircraft

1	2	3	4	5	6
*****
*****	*****	*****	*****	*****	*****
*****	*****	*****	*****	*****	*****
*****	*****			*****
*****	*****			*****
*****	*****			*****
*****	*****	*****	*****	*****	*****

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Schedule 2 A320 Aircraft Pre-Delivery Payments

EXHIBIT D

A320 AIRCRAFT PREDELIVERY PAYMENTS, SCHEDULED DELIVERY MONTHS

*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.